EXHIBIT 10.2

AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED EMPLOYMENT AGREEMENT

AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the “Amendment”) is dated and effective as of April 27, 2017, by and between Medallion Financial Corp. (the “Company”) and Andrew Murstein (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain First Amended and Restated Employment Agreement, dated May 29, 1998 (the “Existing Agreement”); and

WHEREAS, the Company and the Executive have agreed, subject to the terms and conditions of this Amendment, that the Existing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration and with the intention of hereby being legally bound, the parties hereby agree as follows:

1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Existing Agreement shall have the same meanings when used herein.

2. Amendment. Section 5.4(ii) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to subsection (iv) of this Section 5.4, in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive a lump sum cash payment equal to the remainder of the salary, bonus and value of the fringe benefits which the Executive would be entitled to receive for the balance of the Employment Period, which shall be calculated by multiplying the average of the Executive’s total salary, bonus and value of the fringe benefits for the prior three fiscal years by the fractional number of years remaining on the Executive’s Employment Period.”

3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth above.

MEDALLION FINANCIAL CORP.

By:	/s/Larry D. Hall

Name:	Larry D. Hall

Title:	Senior Vice President & Chief Financial Officer

ANDREW MURSTEIN

/s/Andrew Murstein

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